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                                                                    EXHIBIT 99.2


RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO RECURRING EARNINGS (UNAUDITED)

                                                                                  Three months                 Six months
                                                                                 ended June 30,              ended June 30,
(Dollars in millions, except for per-share amounts)                            2003          2002***       2003          2002***
                                                                            ----------    ----------    ----------    ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                    $    118.0    $   (331.8)   $     79.2    $   (284.6)
PREFERRED STOCK DIVIDENDS                                                         22.7           6.8          29.5          76.5
                                                                            ----------    ----------    ----------    ----------

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS   $     95.3    $   (338.6)   $     49.7    $   (361.1)
                                                                            ==========    ==========    ==========    ==========

INCOME (LOSS) FROM CONTINUING OPERATIONS - DILUTED EARNINGS PER SHARE       $     0.18    $    (0.65)   $     0.09    $    (0.69)
                                                                            ==========    ==========    ==========    ==========

NONRECURRING ITEMS:
Energy Marketing & Trading
  Impairments and loss accruals for commitments
      related to assets to have been used in power projects                         --          81.8            --          81.8
  Impairment of goodwill**                                                          --          57.5            --          57.5
  Reversal of Energy Capital Mezzanine Financing accrual                            --          (7.0)           --          (7.0)
  Write-off of costs associated with termination of certain projects                --           8.9            --           8.9
  Early retirement expenses                                                         --           4.2            --           4.2
  Severance accrual                                                                 --           3.0            --           3.0
  Accelerated compensation expense associated with workforce reductions             --            --          11.8            --
  Loss accrual for regulatory issue**                                             20.0            --          20.0            --
  Hedge accounting reclassifications                                             (34.1)           --         (34.1)           --
  Energy trading asset adjustment                                                (46.6)                      (46.6)           --
  Gain on sale of Jackson EMC power contracts                                   (175.0)           --        (175.0)           --
  Gain on sale of crude contracts and pipeline                                    (7.1)           --          (7.1)           --
                                                                            ----------    ----------    ----------    ----------
 Total EM&T nonrecurring items                                                  (242.8)        148.4        (231.0)        148.4

Gas Pipeline
  Construction completion fee - received                                            --         (27.4)           --         (27.4)
  Write-offs of terminated gas pipeline projects                                    --          12.3            --          12.3
  Early retirement expenses                                                         --          10.7            --          10.7
  Write-off of Oneline information system project                                 25.5            --          25.5            --
                                                                            ----------    ----------    ----------    ----------
Total Gas Pipeline nonrecurring items                                             25.5          (4.4)         25.5          (4.4)

Exploration & Production
  (Gain) loss on sale of E&P properties                                          (91.5)           --         (91.5)         (3.9)
  Early retirement expenses                                                         --           0.4            --           0.4
                                                                            ----------    ----------    ----------    ----------
  Total Exploration & Production nonrecurring items                              (91.5)          0.4         (91.5)         (3.5)

Midstream Gas & Liquids

  Impairment of Kansas-Hugoton facilities as assets held for sale                   --           4.8            --           4.8
  Impairment of investment in Aux Sable                                            8.5            --           8.5            --
  Early retirement expenses                                                         --           0.8            --           0.8
                                                                            ----------    ----------    ----------    ----------
  Total Midstream Gas & Liquids nonrecurring items                                 8.5           5.6           8.5           5.6

  Estimated loss on realization of amounts from
      Wiltel Communications Group, Inc.                                             --          15.0            --         247.0
  Convertible preferred stock dividends**                                         13.8            --          13.8          69.4
  Gain on disposition of Prudential shares received from demutualization            --         (11.0)           --         (11.0)
  Early retirement expenses                                                         --          12.7            --          12.7
  Impairment of Longhorn and Aspen project *                                      49.6            --          49.6            --
  Impairment of cost based investments**                                          19.1            --          19.1            --
  Severance accrual                                                                4.5            --           4.5            --
  Impairment of Algar Telecom investment                                            --            --          12.0            --
  Write-off of capitalized debt expense                                           14.5            --          14.5            --
                                                                            ----------    ----------    ----------    ----------
TOTAL NONRECURRING ITEMS                                                        (198.8)        166.7        (175.0)        464.2
Tax effect for above items                                                      (104.0)         39.5         (94.9)        122.9
                                                                            ----------    ----------    ----------    ----------

RECURRING INCOME (LOSS) FROM CONTINUING OPERATIONS                          $      0.5    $   (211.4)   $    (30.4)   $    (19.8)
                                                                            ==========    ==========    ==========    ==========

RECURRING DILUTED EARNINGS PER COMMON SHARE                                 $     0.00    $    (0.41)   $    (0.06)   $    (0.04)
                                                                            ==========    ==========    ==========    ==========

WEIGHTED-AVERAGE SHARES - DILUTED (THOUSANDS)                                  534,839       520,427       523,553       519,829




* FOR $20.2 MILLION, NO TAX BENEFIT
** NO TAX BENEFIT
*** AMOUNTS HAVE BEEN RESTATED TO REFLECT CERTAIN OPERATIONS AS DISCONTINUED OPERATIONS.